SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) –	March 26, 2008

CAPRIUS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-11914	22-2457487
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One University Plaza, Suite 400, Hackensack, New Jersey 07601
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code -	(201) 342-0900

Item 8.01  Other Events

On March 26, 2008, Caprius, Inc.’s subsidiary, M.C.M. Environmental Technologies, Inc., (“MCM”) announced in a press release that the U.S. Navy reported positive results in its on board evaluation of a modified MCM SteriMed Junior System.

A copy of the press release is attached as an exhibit to this Report.

Item 9.01  Financial Statements and Exhibits

(c)           99.1           Press Release, dated March 26, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAPRIUS, INC.
/s/ Jonathan Joels
Jonathan Joels, Treasurer and CFO

Dated:  March 26, 2008

Exhibit Index

Exhibit Number	Exhibit

99.1	Press Release of Caprius, Inc. dated March 26, 2008